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                                                                  EXHIBIT 10.14

                               AMENDMENT TO LEASE

         AMENDMENT TO LEASE (hereinafter called the "Agreement"), dated as of the 1st day of April, 1998, between 30 BROAD ASSOCIATES, L.P., c/o Newmark & Company Real Estate, 125 Park Avenue, New York, New York 10017 (hereinafter called "Landlord") and K2 DESIGN, INC., a New York corporation, having an office at 30 Broad Street, New York, New York (hereinafter called "Tenant").

                                   WITNESSETH:

         WHEREAS:

         A. Landlord and Tenant heretofore entered into a certain lease dated as of April 18, 1997 (such lease as the same has been and may hereafter be amended is hereinafter called the "Lease"), with respect to the entire sixteenth (16th) floor (hereinafter called the "Demised Premises") in the building (hereinafter collectively called the "Building") known as 30 Broad Street, New York, New York, and

         B. The parties hereto desire to modify the Lease to provide for the inclusion therein of additional space upon the terms and conditions as set forth herein.

         NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties hereto modify said Lease as follows:

         1. All terms contained in this Agreement shall, unless otherwise defined herein, have the same meaning ascribed to them in the Lease.

         2. Commencing on the date hereof there shall be added to and included in the Demised Premises the following additional space in the Building, to wit:

                  A portion of the basement of the Building substantially as shown on the floor plan annexed hereto as "Exhibit A" (hereinafter called the "Added Space") and deemed by the parties to consist of 140 square feet.

Landlord does hereby lease to Tenant and Tenant does hereby hire from Landlord, the Added Space subject and subordinate to all superior leases and superior mortgages as provided in the Lease and upon and subject to all covenants, agreements, terms and conditions of the Lease, as supplemented by this agreement.

         3. The Added Space shall be used for storage purposes only. The Added Space shall be delivered "as-is", and Landlord shall have no obligation to carry out any work to the Added Space before or after its addition to the Demised Premises.


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     4. Upon the addition of the Added Space to the Demised Premises: (a) Fixed
Rent shall increase by $1,400.00 per annum (subject to adjustment in accordance with Section 3.02 of the Lease); and (b) Tenant's Tax Share shall increase to 3.59%.

     5. Tenant covenants, represents and warrants that Tenant has had no dealings or communications with any broker or agent other than Newmark & Co. Real Estate (the "Broker") in connection with the consummation of this Agreement and Landlord and Tenant covenants and agrees to hold harmless and indemnify the other from and against any and all cost, expense (including reasonable attorneys' fees) or liability for any compensation, commissions or charges claimed by any broker or agent other than the Broker claiming to have dealt with the indemnifying party with respect to this Agreement or the negotiation thereof.

     6. Except as modified by this Agreement, the Lease and all covenants, agreements, terms and conditions thereof shall remain in full force and effect and are hereby in all respects ratified and confirmed and this Agreement is hereby incorporated therein by reference and made a part thereof.

     7. The covenants, agreements, terms and conditions contained in this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease as hereby supplemented, their respective assigns.

     8. This Agreement may not be changed or terminated orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     9. This Agreement shall not be binding upon Landlord unless and until it is signed by Landlord and a fully executed copy thereof is delivered to Tenant.

     10. In the event of any inconsistency between the terms, covenants and provisions of this Agreement and the terms, covenants and provisions of the Lease, the terms covenants and provisions of this Agreement shall govern and be binding.

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       Landlord:

                                       30 BROAD ASSOCIATES, L.P.
                                       By: Westboro 5, Inc.

                                          By: /s/ illegible
                                             -----------------------------
                                          Its:
                                              ----------------------------


                                       Tenant:

                                       K2 DESIGN, INC.



                                          By: /s/ illegible
                                             -----------------------------
                                          Its:
                                              ----------------------------
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                                    EXHIBIT A

                            Floor Plan of Added Space


                    Storage Space Located On Level A Next to
                      Stairway C and Next to the Fan Room.



                             [MAP OF ROOM OMITTED]